SECOND QUARTER 2013
Supplemental Information

Investor and Media Contact
American Assets Trust
Robert F. Barton
Executive Vice President and Chief Financial Officer
858-350-2607

American Asset Trust, Inc.'s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

	Retail	Office	Multifamily	Mixed-Use
Market	Square Feet	Square Feet	Units	Square Feet	Suites
San Diego	1,217,923	668,869	922 (1)	—	—

San Francisco	35,156	519,548	—	—	—

Oahu	549,494	—	—	96,707	369

Monterey	676,571	—	—	—	—

San Antonio	589,501	—	—	—	—

Portland	—	966,642	—	—	—

Seattle	—	490,508	—	—	—

Total	3,068,645	2,645,567	922	96,707	369

		Square Feet		%
Note: Circled areas represent all markets in which American Assets Trust, Inc. (the "Company") currently owns and operates its real estate assets. Size of circle denotes approximation of square feet / units.	Retail	3.1	million	54%
	Office	2.6	million	46%
Data is as of June 30, 2013.	Totals	5.7	million
(1) Includes 122 RV spaces.

Second Quarter 2013 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

Second Quarter 2013 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

Second Quarter 2013 Supplemental Information	Page 4

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except shares and per share data)	June 30, 2013	December 31, 2012
	(unaudited)	(audited)
ASSETS
Real estate, at cost
Operating real estate	$1,899,074	$1,891,549
Construction in progress	49,378	32,183
Held for development	8,964	14,944
	1,957,416	1,938,676
Accumulated depreciation	(295,461)	(270,494)
Net real estate	1,661,955	1,668,182
Cash and cash equivalents	63,340	42,479
Restricted cash	9,206	7,421
Accounts receivable, net	7,338	6,440
Deferred rent	30,918	29,395
Other assets, net	64,002	73,670
TOTAL ASSETS	$1,836,759	$1,827,587
LIABILITIES AND EQUITY
LIABILITIES:
Secured notes payable	$1,044,299	$1,044,682
Accounts payable and accrued expenses	31,285	29,509
Security deposits payable	5,093	4,856
Other liabilities and deferred credits	59,558	62,811
Total liabilities	1,140,235	1,141,858
Commitments and contingencies
EQUITY:
American Assets Trust, Inc. stockholders' equity
Common stock $0.01 par value, 490,000,000 shares authorized, 40,445,578 and 39,664,212 shares outstanding at June 30, 2013 (unaudited) and December 31, 2012, respectively	405	397
Additional paid in capital	690,507	663,589
Accumulated dividends in excess of net income	(35,868)	(25,625)
Total American Assets Trust, Inc. stockholders' equity	655,044	638,361
Noncontrolling interests	41,480	47,368
Total equity	696,524	685,729
TOTAL LIABILITIES AND EQUITY	$1,836,759	$1,827,587

Second Quarter 2013 Supplemental Information	Page 5

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
REVENUE:
Rental income	$59,705	$53,740	$118,927	$106,748
Other property income	3,209	2,391	6,167	4,832
Total revenue	62,914	56,131	125,094	111,580
EXPENSES:
Rental expenses	16,686	15,506	32,972	30,324
Real estate taxes	5,476	5,743	10,276	10,984
General and administrative	4,426	3,911	8,627	7,636
Depreciation and amortization	16,953	14,329	33,966	29,183
Total operating expenses	43,541	39,489	85,841	78,127
OPERATING INCOME	19,373	16,642	39,253	33,453
Interest expense	(14,744)	(14,028)	(29,480)	(27,929)
Other income (expense), net	(65)	(217)	(344)	(363)
INCOME FROM CONTINUING OPERATIONS	4,564	2,397	9,429	5,161
DISCONTINUED OPERATIONS
Results from discontinued operations	—	227	—	334
NET INCOME	4,564	2,624	9,429	5,495
Net income attributable to restricted shares	(133)	(131)	(265)	(263)
Net income attributable to unitholders in the Operating Partnership	(1,354)	(804)	(2,849)	(1,687)
NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	$3,077	$1,689	$6,315	$3,545
Basic net income from continuing operations attributable to common stockholders per share	$0.08	$0.04	$0.16	$0.08
Basic net income from discontinued operations attributable to common stockholders per share	—	—	—	0.01
Basic net income attributable to common stockholders per share	$0.08	$0.04	$0.16	$0.09
Weighted average shares of common stock outstanding - basic	39,460,086	38,659,155	39,247,729	38,658,162
Diluted net income from continuing operations attributable to common stockholders per share	$0.08	$0.04	$0.16	$0.08
Diluted net income from discontinued operations attributable to common stockholders per share	—	—	—	0.01
Diluted net income attributable to common stockholders per share	$0.08	$0.04	$0.16	$0.09
Weighted average shares of common stock outstanding - diluted	57,429,837	57,055,244	57,244,174	57,054,509

Second Quarter 2013 Supplemental Information	Page 6

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited, amounts in thousands, except share and per share data)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Funds from Operations (FFO) (1)
Net income	$4,564	$2,624	$9,429	$5,495
Depreciation and amortization of real estate assets (2)	16,953	14,671	33,966	29,924
FFO, as defined by NAREIT	21,517	17,295	43,395	35,419
Less: Nonforfeitable dividends on incentive stock awards	(88)	(88)	(176)	(177)
FFO attributable to common stock and common units	$21,429	$17,207	$43,219	$35,242
FFO per diluted share/unit	$0.37	$0.30	$0.75	$0.62
Weighted average number of common shares and common units, diluted (3)	57,640,176	57,260,406	57,454,594	57,259,671

Funds Available for Distribution (FAD)	$17,683	$11,974	$35,841	$26,054

Dividends
Dividends declared and paid	$12,266	$12,113	$24,380	$24,226
Dividends declared and paid per share/unit	$0.21	$0.21	$0.42	$0.42

Second Quarter 2013 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited, amounts in thousands, except share and per share data)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Funds Available for Distribution (FAD) (1)
FFO As Adjusted	$21,517	$17,295	$43,395	$35,419
Adjustments (includes discontinued operations for 160 King Street):
Tenant improvements, leasing commissions and maintenance capital expenditures	(4,656)	(5,332)	(8,707)	(9,859)
Net effect of straight-line rents (4)	(623)	(2,200)	(1,413)	(4,187)
Amortization of net above (below) market rents (5)	(220)	190	(727)	711
Net effect of other lease intangibles (6)	53	69	110	138
Amortization of debt issuance costs and debt fair value adjustment	983	1,005	1,966	1,979
Non-cash compensation expense	717	707	1,393	1,406
Unrealized (gains) losses on marketable securities	—	328	—	624
Nonforfeitable dividends on incentive stock awards	(88)	(88)	(176)	(177)
FAD	$17,683	$11,974	$35,841	$26,054

Summary of Capital Expenditures
Tenant improvements and leasing commissions	$2,338	$3,657	$5,280	$6,658
Maintenance capital expenditures	2,318	1,675	3,427	3,201
	$4,656	$5,332	$8,707	$9,859

Notes:

(1)	See Glossary of Terms.

(2)	The three and six months ended June 30, 2012 includes depreciation and amortization on 160 King Street, which was sold on December 4, 2012. 160 King Street is classified as a discontinued operation.

(3)
For the three and six months ended June 30, 2013 and 2012, the weighted average common shares and common units used to compute FFO and FFO As Adjusted per diluted share/unit include operating partnership common units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO and FFO As Adjusted per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.

(4)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(5)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(6)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Second Quarter 2013 Supplemental Information	Page 8

CORPORATE GUIDANCE

(Unaudited, amounts in thousands, except share and per share data)
	2013 Guidance Range (1)
Funds from Operations (FFO):
Net income	$18,598	$19,866
Depreciation and amortization of real estate assets	66,639	66,639
FFO, as defined by NAREIT	85,237	86,505
Less: Nonfortfeitable dividends on incentive stock awards	(353)	(353)
FFO attributable to common stock and units	$84,884	$86,152
Weighted average number of common shares and units, diluted	57,617,116	57,617,116
FFO per diluted share, updated	$1.47	$1.50
FFO per diluted share, prior period	$1.42	$1.49

Notes:

(1)	The Company's guidance excludes any impact from future acquisitions, dispositions, equity issuances or repurchases, debt financings or repayments.

These estimates are forward-looking and reflect management's view of current and future market conditions, including certain assumptions with respect to leasing activity, rental rates, occupancy levels, interest rates and the amount and timing of acquisition and development activities. Our actual results may differ materially from these estimates.

Second Quarter 2013 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Unaudited, amounts in thousands)	Three Months Ended June 30, 2013
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$23,017	$17,454	$3,974	$12,931	$57,376
Non-same store portfolio (1)	480	5,058	—	—	5,538
Total	23,497	22,512	3,974	12,931	62,914
Real estate expenses
Same-store portfolio	5,871	5,524	1,416	8,102	20,913
Non-same store portfolio (1)	189	1,060	—	—	1,249
Total	6,060	6,584	1,416	8,102	22,162
Net Operating Income (NOI), GAAP basis
Same-store portfolio	17,146	11,930	2,558	4,829	36,463
Non-same store portfolio (1)	291	3,998	—	—	4,289
Total	$17,437	$15,928	$2,558	$4,829	$40,752
Same-store portfolio NOI, GAAP basis	$17,146	$11,930	$2,558	$4,829	$36,463
Net effect of straight-line rents (2)	259	(327)	—	(34)	(102)
Amortization of net above (below) market rents (3)	(171)	54	—	289	172
Net effect of other lease intangibles (4)	—	73	—	(20)	53
Same-store portfolio NOI, cash basis	$17,234	$11,730	$2,558	$5,064	$36,586

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on June 30, 2013 and 2012. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Second Quarter 2013 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NOI COMPARISON

(Unaudited, amounts in thousands)	Six Months Ended June 30, 2013
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$44,701	$32,915	$7,849	$26,660	$112,125
Non-same store portfolio (1)	950	12,019	—	—	12,969
Total	45,651	44,934	7,849	26,660	125,094
Real estate expenses
Same-store portfolio	10,653	10,339	2,858	16,339	40,189
Non-same store portfolio (1)	378	2,681	—	—	3,059
Total	11,031	13,020	2,858	16,339	43,248
Net Operating Income (NOI), GAAP basis
Same-store portfolio	34,048	22,576	4,991	10,321	71,936
Non-same store portfolio (1)	572	9,338	—	—	9,910
Total	$34,620	$31,914	$4,991	$10,321	$81,846
Same-store portfolio NOI, GAAP basis	$34,048	$22,576	$4,991	$10,321	$71,936
Net effect of straight-line rents (2)	426	(469)	—	(107)	(150)
Amortization of net above (below) market rents (3)	(355)	58	—	461	164
Net effect of other lease intangibles (4)	—	150	—	(40)	110
Same-store portfolio NOI, cash basis	$34,119	$22,315	$4,991	$10,635	$72,060

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on June 30, 2013 and 2012. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Second Quarter 2013 Supplemental Information	Page 11

SAME-STORE PORTFOLIO NOI COMPARISON

(Unaudited, amounts in thousands)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	Change	2013	2012	Change
Cash Basis:
Retail	$17,234	$15,597	10.5%	$34,119	$31,454	8.5%
Office	11,730	11,194	4.8	22,315	20,893	6.8
Multifamily	2,558	1,944	31.6	4,991	4,172	19.6
Mixed-Use	5,064	4,514	12.2	10,635	9,438	12.7
	$36,586	$33,249	10.0%	$72,060	$65,957	9.3%

GAAP Basis:
Retail	$17,146	$16,366	4.8%	$34,048	$32,344	5.3%
Office	11,930	12,135	(1.7)	22,576	22,914	(1.5)
Multifamily	2,558	1,944	31.6	4,991	4,172	19.6
Mixed-Use	4,829	4,411	9.5	10,321	9,239	11.7
	$36,463	$34,856	4.6%	$71,936	$68,669	4.8%

Second Quarter 2013 Supplemental Information	Page 12

NOI BY REGION

(Unaudited, amounts in thousands)	Three Months Ended June 30, 2013
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$6,896	$3,773	$2,558	$—	$13,227
Net effect of straight-line rents (2)	(57)	228	—	—	171
Amortization of net above (below) market rents (3)	(220)	69	—	—	(151)
Net effect of other lease intangibles (4)	—	92	—	—	92
NOI, cash basis	6,619	4,162	2,558	—	13,339
Northern California
NOI, GAAP basis (1)	2,640	4,140	—	—	6,780
Net effect of straight-line rents (2)	(34)	(466)	—	—	(500)
Amortization of net above (below) market rents (3)	(78)	(224)	—	—	(302)
Net effect of other lease intangibles (4)	—	(19)	—	—	(19)
NOI, cash basis	2,528	3,431	—	—	5,959
Hawaii
NOI, GAAP basis (1)	4,472	—	—	4,829	9,301
Net effect of straight-line rents (2)	267	—	—	(34)	233
Amortization of net above (below) market rents (3)	180	—	—	289	469
Net effect of other lease intangibles (4)	—	—	—	(20)	(20)
NOI, cash basis	4,919	—	—	5,064	9,983
Oregon
NOI, GAAP basis (1)	—	4,028	—	—	4,028
Net effect of straight-line rents (2)	—	(89)	—	—	(89)
Amortization of net above (below) market rents (3)	—	209	—	—	209
NOI, cash basis	—	4,148	—	—	4,148
Texas
NOI, GAAP basis (1)	3,429	—	—	—	3,429
Net effect of straight-line rents (2)	44	—	—	—	44
Amortization of net above (below) market rents (3)	(64)	—	—	—	(64)
NOI, cash basis	3,409	—	—	—	3,409
Washington
NOI, GAAP basis (1)	—	3,987	—	—	3,987
Net effect of straight-line rents (2)	—	(482)	—	—	(482)
Amortization of net above (below) market rents (3)	—	(381)	—	—	(381)
NOI, cash basis	—	3,124	—	—	3,124
Total
NOI, GAAP basis (1)	17,437	15,928	2,558	4,829	40,752
Net effect of straight-line rents (2)	220	(809)	—	(34)	(623)
Amortization of net above (below) market rents (3)	(182)	(327)	—	289	(220)
Net effect of other lease intangibles (4)	—	73	—	(20)	53
NOI, cash basis	$17,475	$14,865	$2,558	$5,064	$39,962
Notes:

(1)	See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Second Quarter 2013 Supplemental Information	Page 13

NOI BREAKDOWN

Three Months Ended June 30, 2013
Portfolio NOI, Cash Basis Breakdown

Portfolio Diversification by Geographic Region	Portfolio Diversification by Segment

Portfolio NOI, GAAP Basis Breakdown

Portfolio Diversification by Geographic Region	Portfolio Diversification by Segment

Second Quarter 2013 Supplemental Information	Page 14

PROPERTY REVENUE AND OPERATING EXPENSES

(Unaudited, amounts in thousands)	Three Months Ended June 30, 2013
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Retail Portfolio
Carmel Country Plaza	$821	$19	$176	$(170)
Carmel Mountain Plaza	2,558	42	686	(790)
South Bay Marketplace	552	15	182	(155)
Rancho Carmel Plaza	200	13	59	(74)
Lomas Santa Fe Plaza	1,117	9	239	(313)
Solana Beach Towne Centre	1,409	37	466	(450)
Del Monte Center	2,166	275	866	(1,038)
Geary Marketplace	285	—	131	(157)
The Shops at Kalakaua	395	20	40	(67)
Waikele Center	4,518	346	1,014	(1,347)
Alamo Quarry Market	3,286	78	1,549	(1,469)
Subtotal Retail Portfolio	$17,307	$854	$5,408	$(6,030)
Office Portfolio
Torrey Reserve Campus (5)	$3,856	$79	$168	$(889)
Solana Beach Corporate Centre	1,551	2	27	(426)
The Landmark at One Market	4,606	24	230	(1,960)
One Beach Street	680	(1)	111	(259)
First & Main	2,800	142	155	(748)
Lloyd District Portfolio	2,781	277	97	(1,280)
City Center Bellevue	3,558	746	135	(1,050)
Subtotal Office Portfolio	$19,832	$1,269	$923	$(6,612)
Multifamily Portfolio
Loma Palisades	$2,487	$187	$—	$(918)
Imperial Beach Gardens	673	57	—	(239)
Mariner's Point	298	26	—	(127)
Santa Fe Park RV Resort	230	17	—	(132)
Subtotal Multifamily Portfolio	$3,688	$287	$—	$(1,416)

Second Quarter 2013 Supplemental Information	Page 15

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Unaudited, amounts in thousands)	Three Months Ended June 30, 2013
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Mixed-Use Portfolio
Waikiki Beach Walk - Retail	$2,499	$955	$911	$(1,670)
Waikiki Beach Walk - Embassy Suites™	8,179	630	—	(6,440)
Subtotal Mixed-Use Portfolio	$10,678	$1,585	$911	$(8,110)
Total	$51,505	$3,995	$7,242	$(22,168)

Notes:

(1)
Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended June 30, 2013 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were approximately $46 and $558, respectively, for the three months ended June 30, 2013. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended June 30, 2013. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). Total abatements for our multifamily portfolio were insignificant for the three months ended June 30, 2013. For Waikiki Beach Walk - Embassy Suites TM, base rent is equal to the actual room revenue for the three months ended June 30, 2013.

(2)
Represents additional property-related income for the three months ended June 30, 2013, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).

(3)	Represents billed tenant expense reimbursements for the three months ended June 30, 2013.

(4)
Represents property operating expenses for the three months ended June 30, 2013. Property operating expenses includes all rental expenses, except non-cash rent expense and the provision for bad debt recorded for deferred rent receivables.

(5)
Base rent shown includes amounts related to American Assets Trust, L.P.'s lease at ICW Plaza. This intercompany rent is eliminated in the consolidated statement of operations. The base rent was $165 and abatements were $165 for the three months ended June 30, 2013.

Second Quarter 2013 Supplemental Information	Page 16

SEGMENT CAPITAL EXPENDITURES

(Unaudited, amounts in thousands)	Three Months Ended June 30, 2013
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$343	$178	$521	$10	$49	$580
Office Portfolio	1,941	1,905	3,846	4,562	3,031	11,439
Multifamily Portfolio	—	206	206	—	—	206
Mixed-Use Portfolio	54	29	83	—	—	83
Total	$2,338	$2,318	$4,656	$4,572	$3,080	$12,308

	Six Months Ended June 30, 2013
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$2,220	$243	$2,463	$11	$53	$2,527
Office Portfolio	2,961	2,563	5,524	8,246	5,531	19,301
Multifamily Portfolio	—	349	349	—	—	349
Mixed-Use Portfolio	99	272	371	—	—	371
Total	$5,280	$3,427	$8,707	$8,257	$5,584	$22,548

Second Quarter 2013 Supplemental Information	Page 17

SUMMARY OF OUTSTANDING DEBT

(Unaudited, amounts in thousands)	Amount
	Outstanding at		Annual Debt		Balance at
Debt	June 30, 2013	Interest Rate	Service	Maturity Date	Maturity
Alamo Quarry Market (1)(2)	$92,838	5.67%	$95,948	January 8, 2014	$91,717
Waikele Center (3)	140,700	5.15	7,360	November 1, 2014	140,700
The Shops at Kalakaua (3)	19,000	5.45	1,053	May 1, 2015	19,000
The Landmark at One Market (2)(3)	133,000	5.61	7,558	July 5, 2015	133,000
Del Monte Center (3)	82,300	4.93	4,121	July 8, 2015	82,300
First & Main (3)	84,500	3.97	3,397	July 1, 2016	84,500
Imperial Beach Gardens (3)	20,000	6.16	1,250	September 1, 2016	20,000
Mariner's Point (3)	7,700	6.09	476	September 1, 2016	7,700
South Bay Marketplace (3)	23,000	5.48	1,281	February 10, 2017	23,000
Waikiki Beach Walk - Retail (3)	130,310	5.39	7,020	July 1, 2017	130,310
Solana Beach Corporate Centre III-IV (4)	37,004	6.39	2,798	August 1, 2017	35,136
Loma Palisades (3)	73,744	6.09	4,553	July 1, 2018	73,744
One Beach Street (3)	21,900	3.94	875	April 1, 2019	21,900
Torrey Reserve - North Court (1)	21,521	7.22	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (1)	7,247	6.36	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (1)	11,556	5.91	855	June 1, 2020	10,169
Solana Beach Towne Centre (1)	38,520	5.91	2,849	June 1, 2020	33,898
City Center Bellevue (3)	111,000	3.98	4,479	November 1, 2022	111,000
Total / Weighted Average	$1,055,840	5.26%	$148,269		$1,043,956
Unamortized fair value adjustment	(11,541)
Secured Notes Payable	$1,044,299
Fixed Rate Debt Ratio of Secured Notes Payable
Fixed rate debt	100%

Notes:

(1)	Principal payments based on a 30-year amortization schedule.

(2)
Maturity date is the earlier of the loan maturity date under the loan agreement, or the "Anticipated Repayment Date" as specifically defined in the loan agreement, which is the date after which substantial economic penalties apply if the loan has not been paid off.

(3)	Interest only.

(4)
Loan was interest only through August 2012. Beginning in September 2012, principal payments are based on a 30-year amortization schedule. Annual debt service is for the period October 1, 2012 through September 30, 2013.

Second Quarter 2013 Supplemental Information	Page 18

MARKET CAPITALIZATION

(Unaudited, amounts in thousands, except per share data)

Market data	June 30, 2013
Common shares outstanding	40,446
Common units outstanding	17,962
Common shares and common units outstanding	58,408
Market price per common share	$30.86
Equity market capitalization	$1,802,471
Total debt	$1,055,840
Total market capitalization	$2,858,311
Less: Cash on hand	$(63,340)
Total enterprise value	$2,794,971
Total assets, gross	$2,132,220

Total debt/Total capitalization	36.9%
Total debt/Total enterprise value	37.8%
Net debt/Total enterprise value (1)	35.5%
Total debt/Total assets, gross	49.5%

Total debt/EBITDA (2)(3)	7.3	x
Net debt/EBITDA (1)(2)(3)	6.8	x
Net debt/Total assets, gross (1)	0.5	x
Interest coverage ratio (4)	2.5	x
Fixed charge coverage ratio (4)	2.5	x

Notes:

(1)	Net debt is equal to total debt less cash on hand.

(2)	See Glossary of Terms for discussion of EBITDA.

(3)	As used here, EBITDA represents the actual for the three months ended June 30, 2013 annualized.

(4)	Calculated as EBITDA divided by interest on borrowed funds, including capitalized interest and excluding debt fair value adjustments and loan fee amortization.

Second Quarter 2013 Supplemental Information	Page 19

SUMMARY OF REDEVELOPMENT OPPORTUNITIES

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

In-Process Development Projects

					Estimated		Project Costs (in thousands) (2)
		Estimated	Estimated	Estimated	Rentable		Three Months	Six Months	Cost	Total	Estimated
		Start	Completion	Stabilization	Square	Multifamily	Ended	Ended	Incurred	Estimated	Stabilized
Property	Location	Date	Date	Date (1)	Feet	Units	June 30, 2013	June 30, 2013	to Date	Investment	Yield (3)
Office Property:
Torrey Reserve III & IV	San Diego, CA	2012	2014	2015	81,500	N/A	$3,658	$7,860	$14,273	$34,100	8.60%

Mixed Use Property:
Lloyd District Portfolio	Portland, OR	2013	2015	2017	47,000	657	$1,756	$4,529	$7,697	$191,828	6.25% - 7.25%

Development/Redevelopment Pipeline
Property	Property Type	Location	Estimated Square Footage (4)	Multifamily Units
Solana Beach Corporate Centre (Building 5)	Retail	Solana Beach, CA	10,000	N/A
Lomas Santa Fe Plaza	Retail	Solana Beach, CA	45,000	N/A
Sorrento Pointe (5)	Office	San Diego, CA	88,000	N/A
Solana Beach - Highway 101	Mixed Use	Solana Beach, CA	48,000	36

Notes:

(1)	Based on management's estimation of stabilized occupancy (95%).

(2)	Project costs exclude allocated land costs and interest costs capitalized in accordance with Accounting Standards Codification ("ASC") 835-20-50-1.

(3)	Calculated as return on invested capital when project has reached stabilized occupancy, and excludes allocated land costs and interest cost capitalized in accordance with ASC 838-20-50-1.

(4)	Represents commercial portion of development opportunity for Solana Beach - Highway 101.

(5)	Development plans began during the second quarter of 2013.

Second Quarter 2013 Supplemental Information	Page 20

PORTFOLIO DATA

Second Quarter 2013 Supplemental Information	Page 21

PROPERTY REPORT

As of June 30, 2013				Retail and Office Portfolios
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased
Property	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	93.3%	$3,255,816	$44.68		Sharp Healthcare, San Diego County Credit Union
Carmel Mountain Plaza (7)	San Diego, CA	1994	13	520,228	91.9	10,209,262	21.35	Sears	Sports Authority, Nordstrom Rack
South Bay Marketplace (7)	San Diego, CA	1997	9	132,877	100.0	2,217,786	16.69		Ross Dress for Less, Grocery Outlet
Rancho Carmel Plaza	San Diego, CA	1993	3	30,421	89.3	800,661	29.47		Oggi's Pizza & Brewing Co., Sprint PCS Assets
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	82.9	4,588,380	26.41		Vons, We-R-Fabrics
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	99.4	5,643,342	23.01		Dixieline Probuild, Marshalls
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	676,571	99.5	9,244,375	13.73	Macy's, KLA Monterrey	Century Theatres, Macy's Furniture Gallery
Geary Marketplace	Walnut Creek, CA	2012	3	35,156	100.0	1,140,883	32.45		Sprouts Farmer Market, Freebirds Wild Burrito
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,585,276	135.83		Whalers General Store, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	537,823	98.3	17,779,464	33.63	Lowe's, Kmart, Sports Authority, Foodland Super Market	Old Navy, Officemax
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,501	99.2	13,140,637	22.47	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market
Subtotal/Weighted Average Retail Portfolio			102	3,068,645	96.6%	$69,605,882	$23.48
Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000	9	456,850	91.5%	$16,205,679	$38.77
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	212,019	93.2	6,306,882	31.92
The Landmark at One Market (8)	San Francisco, CA	1917/2000	1	421,934	100.0	18,594,583	44.07
One Beach Street	San Francisco, CA	1924/1972/1987/1992	1	97,614	84.2	2,583,285	31.43
First & Main	Portland, OR	2010	1	361,229	100.0	11,198,581	31.00
Lloyd District Portfolio	Portland, OR	1940-2011	6	605,413	86.1	11,158,305	21.41
City Center Bellevue	Bellevue, WA	1987	1	490,508	92.7	14,395,960	31.66
Subtotal/Weighted Average Office Portfolio			23	2,645,567	92.9%	$80,443,275	$32.73
Total/Weighted Average Retail and Office Portfolio			125	5,714,212	94.9%	$150,049,157	$27.67

Second Quarter 2013 Supplemental Information	Page 22

PROPERTY REPORT (CONTINUED)

As of June 30, 2013
							Average
			Number				Monthly
		Year Built/	of		Percentage	Annualized	Base Rent per
Property	Location	Renovated	Buildings	Units	Leased (2)	Base Rent (3)	Leased Unit (4)
Loma Palisades	San Diego, CA	1958/2001-2008	80	548	98.2%	$10,058,160	$1,558
Imperial Beach Gardens	Imperial Beach, CA	1959/2008-present	26	160	100.0	2,725,968	$1,420
Mariner's Point	Imperial Beach, CA	1986	8	88	100.0	1,198,860	$1,135
Santa Fe Park RV Resort (9)	San Diego, CA	1971/2007-2008	1	126	91.3	1,153,548	$836
Total/Weighted Average Multifamily Portfolio			115	922	97.7%	$15,136,536	$1,400

Mixed-Use Portfolio
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased	Retail
Retail Portion	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,707	93.8%	$9,898,572	$109.12		Yard House, Roy's

							Annualized
			Number				Revenue per
		Year Built/	of		Average	Average	Available
Hotel Portion	Location	Renovated	Buildings	Units	Occupancy (10)	Daily Rate(10)	Room (10)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008	2	369	87.6%	$277.90	$243.44
Notes:

(1)
The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2)
Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of June 30, 2013, including leases which may not have commenced as of June 30, 2013. Percentage leased for our multifamily properties includes total units rented as of June 30, 2013.

(3)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended June 30, 2013, by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)
Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of June 30, 2013. Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of June 30, 2013.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.

(7)	Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	127,112	$1,020,900
South Bay Marketplace	1	2,824	$91,320
Del Monte Center	2	295,100	$201,291
Alamo Quarry Market	4	31,994	$459,075

(8)
This property contains 421,934 net rentable square feet consisting of The Landmark at One Market (377,714 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2016, which we have the option to extend until 2026 pursuant to two five-year extension options.

(9)
The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended June 30, 2013, the highest average monthly occupancy rate for this property was 92%, occurring in July 2012. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(10)
Average occupancy represents the percentage of available units that were sold during the three months ended June 30, 2013, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the three months ended June 30, 2013, by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the three months ended June 30, 2013 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Second Quarter 2013 Supplemental Information	Page 23

RETAIL LEASING SUMMARY

As of June 30, 2013
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2013	11	100%	38,960	$30.60	$28.09	$97,872	8.9%	17.6%	5.5	$54,358	$1.40
1st Quarter 2013	11	100%	19,639	$38.83	$36.50	$45,691	6.4%	9.8%	3.7	$47,500	$2.42
4th Quarter 2012	13	100%	33,269	$33.32	$31.86	$48,639	4.6%	12.3%	3.7	$61,650	$1.85
3rd Quarter 2012	15	100%	56,673	$25.90	$25.04	$48,868	3.4%	8.4%	4.9	$111,000	$1.96
Total 12 months	50	100%	148,541	$30.50	$28.88	$241,070	5.6%	11.9%	4.6	$274,508	$1.85

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2013	2	18%	3,275	$31.75	$26.72	$16,470	18.8%	20.1%	5.3	$32,750	$10.00
1st Quarter 2013	2	18%	2,686	$36.84	$35.60	$3,322	3.5%	(1.3)%	2.9	$15,000	$5.58
4th Quarter 2012	—	—	—	—	—	$—	—	—	—	$—	—
3rd Quarter 2012	1	7%	1,392	$42.00	$56.75	$(20,532)	(26.0)%	(26.0)%	4.2	$—	—
Total 12 months	5	10%	7,353	$35.55	$35.65	$(740)	(0.3)%	(1.7)%	4.2	$47,750	$6.49

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2013	9	82%	35,685	$30.49	$28.21	$81,402	8.1%	17.4%	5.5	$21,608	$0.61
1st Quarter 2013	9	82%	16,953	$39.14	$36.64	$42,369	6.8%	11.6%	3.9	$32,500	$1.92
4th Quarter 2012	13	100%	33,269	$33.32	$31.86	$48,639	4.6%	12.3%	3.7	$61,650	$1.85
3rd Quarter 2012	14	93%	55,281	$25.50	$24.24	$69,400	5.2%	10.5%	4.9	$111,000	$2.01
Total 12 months	45	90%	141,188	$30.24	$28.53	$241,810	6.0%	12.8%	4.6	$226,758	$1.61

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2013	16	73,385	$22.18	7.1	$350,858	$4.78
1st Quarter 2013	14	23,944	$38.72	4.0	$137,500	$5.74
4th Quarter 2012	13	33,269	$33.32	3.7	$61,650	$1.85
3rd Quarter 2012	19	78,236	$25.10	5.0	$939,550	$12.01
Total 12 months	62	208,834	$26.95	5.4	$1,489,558	$7.13
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Second Quarter 2013 Supplemental Information	Page 24

OFFICE LEASING SUMMARY

As of June 30, 2013
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2013	12	100%	59,028	$30.99	$32.23	$(72,922)	(3.8)%	5.4%	6.7	$1,486,752	$25.19
1st Quarter 2013	14	100%	73,838	$34.90	$33.53	$101,256	4.1%	16.7%	4.7	$885,649	$11.99
4th Quarter 2012	14	100%	93,022	$39.76	$34.28	$509,561	16.0%	16.1%	3.3	$82,927	$0.89
3rd Quarter 2012	15	100%	71,469	$29.88	$28.71	$83,359	4.1%	11.7%	3.2	$339,270	$4.75
Total 12 months	55	100%	297,357	$34.44	$32.35	$621,254	6.5%	13.2%	4.3	$2,794,598	$9.40

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2013	5	42%	38,462	$27.43	$29.83	$(92,602)	(8.1)%	6.0%	8.7	$1,343,691	$34.94
1st Quarter 2013	6	43%	24,972	$33.74	$35.87	$(53,113)	(5.9)%	11.8%	7.3	$257,069	$10.29
4th Quarter 2012	2	14%	10,096	$30.03	$34.67	$(46,826)	(13.4)%	(18.0)%	1.9	$—	—
3rd Quarter 2012	3	20%	4,427	$34.44	$37.42	$(13,172)	(8.0)%	(1.4)%	3.6	$17,592	$3.97
Total 12 months	16	29%	77,957	$30.19	$32.82	$(205,713)	(8.0)%	4.3%	7.1	$1,618,352	$20.76

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2013	7	58%	20,566	$37.66	$36.70	$19,680	2.6%	4.5%	2.9	$143,061	$6.96
1st Quarter 2013	8	57%	48,866	$35.49	$32.33	$154,369	9.8%	19.6%	3.4	$628,580	$12.86
4th Quarter 2012	12	86%	82,926	$40.95	$34.24	$556,387	19.6%	20.3%	3.5	$82,927	$1.00
3rd Quarter 2012	12	80%	67,042	$29.58	$28.14	$96,531	5.1%	12.9%	3.2	$321,678	$4.80
Total 12 months	39	71%	219,400	$35.95	$32.18	$826,967	11.7%	16.5%	3.3	$1,176,246	$5.36

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
2nd Quarter 2013	17	70,070	$31.56	6.6	$1,756,251	$25.06
1st Quarter 2013	18	111,596	$30.73	6.0	$2,298,525	$20.60
4th Quarter 2012	16	95,263	$39.66	3.3	$82,927	$0.87
3rd Quarter 2012	23	94,803	$30.08	3.4	$698,008	$7.36
Total 12 months	74	371,732	$33.01	4.8	$4,835,711	$13.01
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Second Quarter 2013 Supplemental Information	Page 25

MULTIFAMILY LEASING SUMMARY

As of June 30, 2013

Lease Summary - Loma Palisades
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
2nd Quarter 2013	538	98.2%	$10,058,160	$1,558
1st Quarter 2013	526	96.0%	$9,772,104	$1,548
4th Quarter 2012	534	97.4%	$9,932,424	$1,551
3rd Quarter 2012	548	100.0%	$9,951,864	$1,513

Lease Summary - Imperial Beach Gardens
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
2nd Quarter 2013	160	100.0%	$2,725,968	$1,420
1st Quarter 2013	156	97.5%	$2,637,432	$1,409
4th Quarter 2012	158	98.8%	$2,619,372	$1,381
3rd Quarter 2012	158	98.8%	$2,596,812	$1,369

Lease Summary - Mariner's Point
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
2nd Quarter 2013	88	100.0%	$1,198,860	$1,135
1st Quarter 2013	86	97.7%	$1,168,932	$1,133
4th Quarter 2012	88	100.0%	$1,189,188	$1,126
3rd Quarter 2012	88	100.0%	$1,158,144	$1,097

Lease Summary - Santa Fe Park RV Resort
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
2nd Quarter 2013	115	91.3%	$1,153,548	$836
1st Quarter 2013	101	80.0%	$858,144	$709
4th Quarter 2012	93	74.0%	$913,200	$816
3rd Quarter 2012	93	73.8%	$873,204	$783

Total Multifamily Lease Summary
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
2nd Quarter 2013	901	97.7%	$15,136,536	$1,400
1st Quarter 2013	869	94.3%	$14,436,612	$1,384
4th Quarter 2012	873	94.7%	$14,654,184	$1,399
3rd Quarter 2012	887	96.2%	$14,580,024	$1,370
Notes:

(1)	Percentage leased for our multifamily properties includes total units rented as of each respective quarter end date.

(2)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) as of each respective quarter end date.

(3)	Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of each respective quarter end date.

Second Quarter 2013 Supplemental Information	Page 26

MIXED-USE LEASING SUMMARY

As of June 30, 2013

Lease Summary - Retail Portion
	Number of Leased Square Feet	Percentage leased (1)	Annualized Base Rent (2)	Annualized base Rent per Leased Square Foot (3)
Quarter
2nd Quarter 2013	90,664	93.8%	$9,898,572	$109
1st Quarter 2013	92,333	95.5%	$10,309,910	$112
4th Quarter 2012	92,333	95.5%	$9,977,318	$108
3rd Quarter 2012	94,025	97.4%	$9,208,893	$98

Lease Summary - Hotel Portion
	Number of Leased Units	Average Occupancy (4)	Average Daily Rate (4)	Annualized Revenue per Available Room (4)
Quarter
2nd Quarter 2013	323	87.6%	$278	$244
1st Quarter 2013	331	89.6%	$297	$266
4th Quarter 2012	328	84.3%	$265	$224
3rd Quarter 2012	333	89.7%	$293	$263
Notes:

(1)	Percentage leased for mixed-use property includes square footage under leases as of June 30, 2013, including leases which may not have commenced as of June 30, 2013.

(2)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended June 30, 2013, by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(3)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of June 30, 2013.

(4)
Average occupancy represents the percentage of available units that were sold during the three months ended June 30, 2013, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for each respective quarter period by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for each respective quarter period and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Second Quarter 2013 Supplemental Information	Page 27

LEASE EXPIRATIONS

As of June 30, 2013
Assumes no exercise of lease options
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	25,823		1.0%	0.4%	$3.88	11,596	0.4%	0.2%	$24.07	4,944	5.1%	0.1%	$18.66	42,363	0.7%	$11.13
2013	160,486		6.1	2.8	$37.36	101,984	3.3	1.7	$29.78	3,364	3.5	0.1	$148.66	265,834	4.6	$35.86
2014	185,704		7.0	3.2	$39.67	376,801	12.3	6.5	$29.86	2,438	2.5	—	$211.48	564,943	9.7	$33.87
2015	319,803	(2)	12.1	5.5	$31.14	248,245	8.1	4.3	$26.05	11,085	11.5	0.2	$221.09	579,133	10.0	$32.60
2016	261,887		9.9	4.5	$29.64	196,292	6.4	3.4	$34.29	13,030	13.5	0.2	$131.47	471,209	8.1	$34.39
2017	357,110		13.5	6.1	$34.13	322,142	10.5	5.5	$25.72	7,407	7.7	0.1	$145.13	686,659	11.8	$31.38
2018	206,293		7.8	3.5	$36.48	1,049,395	34.2	18.0	$18.46	5,716	5.9	0.1	$135.66	1,261,404	21.7	$21.94
2019	264,877		10.0	4.5	$39.40	139,040	4.5	2.4	$24.67	14,220	14.7	0.3	$77.92	418,137	7.2	$35.81
2020	243,114	(3)	9.2	4.2	$36.93	120,188	3.9	2.1	$9.62	17,843	18.4	0.3	$44.96	381,145	6.6	$28.69
2021	198,313		7.5	3.4	$36.38	41,769	1.4	0.7	$39.79	—	—	—	—	240,082	4.1	$36.97
2022	9,364		0.3	0.2	$20.00	143,655	4.7	2.5	$30.07	10,617	11.0	0.2	$81.57	163,636	2.8	$32.84
Thereafter	108,445		4.1	1.9	$25.16	160,897	5.2	2.8	$22.00	—	—	—	—	269,342	4.6	$23.27
Signed Leases Not Commenced	115,377		4.4	2.0	—	51,507	1.7	0.9	—	—	—	—	—	166,884	2.9	—
Available	188,971		7.1	3.3	—	105,134	3.4	1.8	—	6,043	6.2	0.1	—	300,148	5.2	—
Total	2,645,567		100.0%	45.5%	$30.41	3,068,645	100.0%	52.8%	$22.66	96,707	100.0%	1.7%	$102.36	5,810,919	100.0%	$27.51

Assumes all lease options are exercised
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	25,823		1.0%	0.4%	$3.88	11,596	0.4%	0.2%	$24.07	4,944	5.1%	0.1%	$18.66	42,363	0.7%	$11.13
2013	156,471		5.9	2.7	$31.41	54,898	1.8	0.9	$37.57	3,364	3.5	0.1	$148.66	214,733	3.7	$34.82
2014	89,920		3.4	1.5	$50.66	132,511	4.3	2.3	$37.69	2,008	2.1	—	$228.51	224,439	3.9	$44.59
2015	90,399		3.4	1.6	$34.61	56,645	1.8	1.0	$34.85	4,871	5.0	0.1	$181.66	151,915	2.6	$39.41
2016	204,906		7.7	3.5	$28.01	59,327	1.9	1.0	$29.53	9,432	9.8	0.2	$135.07	273,665	4.7	$32.03
2017	48,991	(2)	1.9	0.8	$36.05	89,761	2.9	1.5	$34.53	6,367	6.6	0.1	$140.03	145,119	2.5	$39.67
2018	96,764		3.7	1.7	$33.07	85,334	2.8	1.5	$29.18	5,716	5.9	0.1	$135.66	187,814	3.2	$34.42
2019	113,842		4.3	2.0	$31.42	134,291	4.4	2.3	$24.58	2,530	2.6	—	$185.40	250,663	4.3	$29.31
2020	198,365		7.5	3.4	$28.52	214,004	7.0	3.7	$21.48	1,951	2.0	—	$136.90	414,320	7.1	$25.39
2021	67,779		2.6	1.2	$35.08	55,666	1.8	1.0	$46.98	10,242	10.6	0.2	$201.31	133,687	2.3	$52.77
2022	332,070		12.5	5.7	$34.78	82,063	2.7	1.4	$35.16	10,617	11.0	0.2	$81.57	424,750	7.3	$36.03
Thereafter	915,889	(3)	34.6	15.7	$36.99	1,935,908	63.1	33.3	$20.40	28,622	29.6	0.5	$47.43	2,880,419	49.6	$25.94
Signed Leases Not Commenced	115,377		4.4	2.0	—	51,507	1.7	0.9	—	—	—	—	—	166,884	2.9	—
Available	188,971		7.1	3.3	—	105,134	3.4	1.8	—	6,043	6.2	0.1	—	300,148	5.2	—
Total	2,645,567		100.0%	45.5%	$30.41	3,068,645	100.0%	52.8%	$22.66	96,707	100.0%	1.7%	$102.36	5,810,919	100.0%	$27.51

Second Quarter 2013 Supplemental Information	Page 28

LEASE EXPIRATIONS (CONTINUED)

As of June 30, 2013

Notes:

(1)
Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended June 30, 2013 for the leases expiring during the applicable period, by (ii) 12.

(2)
The expirations include 1,720 square feet currently leased by Aeromech Engineering, Inc. at Solana Beach Corporate Centre, for which Merlin Ramco, Inc. has signed an agreement to lease such space upon Aeromech Engineering, Inc.'s lease termination from July 31, 2013 through December 31, 2015, with an option to extend the lease through December 31, 2017.

(3)
The expirations include 27,226 square feet currently leased by Simpson Gumpterz & Heger at The Landmark at One Market, for which salesforce.com has signed an agreement to lease such space upon Simpson Gumpterz & Heger's lease termination from October 31, 2013 through April 30, 2020, with options to extend the lease through April 30, 2030.

Second Quarter 2013 Supplemental Information	Page 29

PORTFOLIO LEASED STATISTICS

	At June 30, 2013				At June 30, 2012
Type	Size	Leased (1)		Leased %	Size	Leased (1)		Leased %
Overall Portfolio (2) Statistics
Retail Properties (square feet)	3,068,645	2,963,511		96.6%	3,032,500	2,917,972		96.2%
Office Properties (square feet)	2,645,567	2,456,596		92.9%	2,159,356	2,045,908		94.7%
Multifamily Properties (units)	922	901		97.7%	922	901		97.7%
Mixed-Use Properties (square feet)	96,707	90,664		93.8%	96,569	90,699		93.9%
Mixed-Use Properties (units)	369	327	(3)	88.6%	369	334	(3)	90.4%

Same-Store(2) Statistics
Retail Properties (square feet)	3,033,489	2,928,355		96.5%	3,032,500	2,917,972		96.2%
Office Properties (square feet)	2,155,059	2,002,044		92.9%	1,451,661	1,401,090		96.5%
Multifamily Properties (units)	922	901		97.7%	922	901		97.7%
Mixed-Use Properties (square feet)	96,707	90,664		93.8%	96,569	90,699		93.9%
Mixed-Use Properties (units)	369	327	(3)	88.6%	369	334	(3)	90.4%

Notes:

(1)
Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.

(2)	See Glossary of Terms.

(3)	Represents average occupancy for the six months ended June 30, 2013 and 2012.

Second Quarter 2013 Supplemental Information	Page 30

TOP TENANTS - RETAIL

As of June 30, 2013
	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Lowe's	Waikele Center	5/31/2018	155,000	5.1%	2.7%	$4,307,153	6.2%	2.7%
2	Kmart	Waikele Center	6/30/2018	119,590	3.9	2.1	4,185,650	6.0	2.6
3	Foodland Super Market	Waikele Center	1/25/2014	50,000	1.6	0.9	2,528,220	3.6	1.6
4	Sports Authority	Carmel Mountain Plaza,Waikele Center	11/30/2018 7/18/2018	90,722	3.0	1.6	2,076,602	3.0	1.3
5	Nordstrom Rack	Carmel Mountain Plaza, Alamo Quarry Market	9/30/2022 10/31/2022	69,047	2.3	1.2	1,990,316	2.9	1.2
6	Sprouts Farmers Market	Solana Beach Towne Centre, Carmel Mountain Plaza, Geary Marketplace	6/30/2014 3/31/2025 9/30/2032	71,431	2.3	1.2	1,763,776	2.5	1.1
7	Old Navy	South Bay Marketplace, Waikele Center, Alamo Quarry Market	4/30/2016 7/31/2016 9/30/2017	59,780	1.9	1.0	*	*	*
8	Vons	Lomas Santa Fe Plaza	12/31/2017	49,895	1.6	0.9	1,216,700	1.7	0.8
9	Officemax	Waikele Center, Alamo Quarry Market	1/31/2014 9/30/2017	47,962	1.6	0.8	1,176,511	1.7	0.7
10	Regal Cinemas	Alamo Quarry Market	3/31/2018	72,447	2.4	1.2	1,122,929	1.6	0.7
	Top 10 Retail Tenants Total			785,874	25.7%	13.6%	$20,367,857	29.2%	12.7%

*	Data withheld at tenant's request.

Second Quarter 2013 Supplemental Information	Page 31

TOP TENANTS - OFFICE

As of June 30, 2013
	Tenant	Property	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/2019 4/30/2020 5/31/2021	226,892	8.6%	3.9%	$10,928,547	13.6%	6.8%
2	Autodesk, Inc.	The Landmark at One Market	12/31/2015 12/31/2017	114,664	4.3	2.0	5,274,941	6.6	3.3
3	Veterans Benefits Administration	First & Main	8/31/2020	93,572	3.5	1.6	3,006,453	3.7	1.9
4	Treasury Tax Administration	First & Main	9/30/2013	70,660	2.7	1.2	2,583,330	3.2	1.6
5	Insurance Company of the West	Torrey Reserve Campus	12/31/2016	81,040	3.1	1.4	2,523,121	3.1	1.6
6	Treasury Call Center	First & Main	8/31/2020	63,648	2.4	1.1	2,184,302	2.7	1.4
7	Caradigm USA LLC	City Center Bellevue	8/14/2017	68,956	2.6	1.2	2,103,158	2.6	1.3
8	HDR Engineering, Inc.	City Center Bellevue	12/31/2017	54,290	2.1	0.9	1,932,828	2.4	1.2
9	Alliant International University	One Beach Street	10/31/2019	64,161	2.4	1.1	1,786,072	2.2	1.1
10	Portland Energy Conservation	First & Main	1/31/2021	73,422	2.8	1.3	1,635,827	2.0	1.0
	Top 10 Office Tenants Total			911,305	34.5%	15.7%	$33,958,579	42.1%	21.2%

Second Quarter 2013 Supplemental Information	Page 32

APPENDIX

Second Quarter 2013 Supplemental Information	Page 33

GLOSSARY OF TERMS

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three and six months ended June 30, 2013 and 2012 is as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net income	$4,564	$2,624	$9,429	$5,495
Depreciation and amortization (including discontinued operations)	16,953	14,671	33,966	29,924
Interest expense (including discontinued operations)	14,744	14,476	29,480	28,832
Interest income	(26)	(65)	(34)	(152)
Income tax expense	91	282	388	500
EBITDA	$36,326	$31,988	$73,229	$64,599

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies' operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Funds From Operations As Adjusted (FFO As Adjusted): FFO As Adjusted is a supplemental measure of real estate companies' operating performances. We use FFO As Adjusted as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions. However, other REITs may use different methodologies for defining adjustments and, accordingly, our FFO As Adjusted may not be comparable to other REITs.

Second Quarter 2013 Supplemental Information	Page 34

GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements, lease termination fees, ground lease rental income and other property income) less property and related expenses (property expenses, ground lease expense, property marketing costs, real estate taxes and insurance). NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expense, other nonproperty income and losses, gains and losses from property dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Reconciliation of NOI to net income	2013	2012	2013	2012
Total NOI	$40,752	$34,882	$81,846	$70,272
General and administrative	(4,426)	(3,911)	(8,627)	(7,636)
Depreciation and amortization	(16,953)	(14,329)	(33,966)	(29,183)
Interest expense	(14,744)	(14,028)	(29,480)	(27,929)
Other income (expense), net	(65)	(217)	(344)	(363)
Income from continuing operations	4,564	2,397	9,429	5,161
Discontinued operations
Results from discontinued operations	—	227	—	334
Net income	4,564	2,624	9,429	5,495
Net income attributable to restricted shares	(133)	(131)	(265)	(263)
Net loss attributable to unitholders in the Operating Partnership	(1,354)	(804)	(2,849)	(1,687)
Net income attributable to American Assets Trust, Inc. stockholders	$3,077	$1,689	$6,315	$3,545

Overall Portfolio: Includes all operating properties owned by us as of June 30, 2013.

Second Quarter 2013 Supplemental Information	Page 35

GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio and Non-Same Store Portfolio: Information provided on a same-store basis is provided for only those properties that were owned and operated for the entirety of both periods being compared and excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared. The following table shows the properties included in the same-store and non-same store portfolio for the comparative periods presented.

	Comparison of Three Months Ended		Comparison of Six Months Ended
	June 30, 2013 to 2012		June 30, 2013 to 2012
	Same-Store	Non-Same Store	Same-Store	Non-Same Store
Retail Properties
Carmel Country Plaza	X		X
Carmel Mountain Plaza	X		X
South Bay Marketplace	X		X
Rancho Carmel Plaza	X		X
Lomas Santa Fe Plaza	X		X
Solana Beach Towne Centre	X		X
Del Monte Center	X		X
Geary Marketplace		X		X
The Shops at Kalakaua	X		X
Waikele Center	X		X
Alamo Quarry Market	X		X
Office Properties
Torrey Reserve Campus	X		X
Solana Beach Corporate Centre	X		X
The Landmark at One Market	X		X
One Beach Street	X			X
First & Main	X		X
Lloyd District Portfolio	X		X
City Center Bellevue		X		X
Multifamily Properties
Loma Palisades	X		X
Imperial Beach Gardens	X		X
Mariner's Point	X		X
Santa Fe Park RV Resort	X		X
Mixed-Use Properties
Waikiki Beach Walk - Retail	X		X
Waikiki Beach Walk - Embassy Suites™	X		X
Development Properties
Sorrento Pointe - Land		X		X
Torrey Reserve - Land		X		X
Solana Beach Corporate Centre - Land		X		X
Solana Beach - Highway 101 - Land		X		X
Lloyd District Portfolio - Land		X		X

Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

Second Quarter 2013 Supplemental Information	Page 36